Exhibit 99.1

                             Kerr-McGee Corporation
                   Projected Daily Average Production Volumes
As of July 2004
                                                                   2004 Production Forecast
                          ---------------------------------------------------------------------------------------------------------
                                1-Qtr                 2-Qtr                 3-Qtr                 4-Qtr                 Year
                          -----------------     -----------------     -----------------     -----------------     -----------------
Crude Oil                      Actual                Actual               Projected             Projected            Projected
(BOPD)
  Onshore                  18,800 -  18,800      19,800 -  19,800      34,000 -  36,000      34,000 -  36,000      26,700 -  27,700
  Offshore                 57,500 -  57,500      57,000 -  57,000      52,000 -  56,000      53,000 -  58,000      54,900 -  57,100
                          -------   -------     -------   -------     -------   -------     -------   -------     -------   -------
    U.S.                   76,300 -  76,300      76,800 -  76,800      86,000 -  92,000      87,000 -  94,000      81,600 -  84,800
                          -------   -------     -------   -------     -------   -------     -------   -------     -------   -------

  North Sea                66,900 -  66,900      63,700 -  63,700      54,000 -  60,000      58,000 -  64,000      60,600 -  63,600
                          -------   -------     -------   -------     -------   -------     -------   -------     -------   -------

  Other International           0 -       0           0 -       0       2,000 -   3,000      16,000 -  18,000       4,500 -   5,300
                          -------   -------     -------   -------     -------   -------     -------   -------     -------   -------

    Total                 143,200 - 143,200     140,500 - 140,500     142,000 - 155,000     161,000 - 176,000     146,700 - 153,700
                          =======   =======     =======   =======     =======   =======     =======   =======     =======   =======

Natural Gas
(MMCF/D)                        1-Qtr                 2-Qtr                 3-Qtr                 4-Qtr                 Year
                          -----------------     -----------------     -----------------     -----------------     -----------------
  Onshore                     322 -     322         334 -     334         645 -     675         645 -     670         487 -     501
  Offshore                    328 -     328         314 -     314         450 -     490         500 -     550         398 -     421
                          -------   -------     -------   -------     -------   -------     -------   -------     -------   -------
    U.S.                      650 -     650         648 -     648       1,095 -   1,165       1,145 -   1,220         885 -     922
                          -------   -------     -------   -------     -------   -------     -------   -------     -------   -------

  North Sea                   113 -     113          92 -      92          60 -      70          75 -      85          85 -      90
                          -------   -------     -------   -------     -------   -------     -------   -------     -------   -------

  Other International           0 -       0           0 -       0           0 -       0           0 -       0           0 -       0
                          -------   -------     -------   -------     -------   -------     -------   -------     -------   -------

    Total                     763 -     763         740 -     740       1,155 -   1,235       1,220 -   1,305         970 -   1,012
                          =======   =======     =======   =======     =======   =======     =======   =======     =======   =======


BOE/D                     270,300 - 270,300     263,800 - 263,800     334,500 - 360,800     364,300 - 393,500     308,400 - 322,400
                          =======   =======     =======   =======     =======   =======     =======   =======     =======   =======




--------------------------------------------------------------------------------
        ** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions in areas where Kerr-McGee operates, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee's Annual Report on Form 10-K and other SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.
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